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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported:  July 9, 1999)


                               AUTOWEB.COM, INC.
            (Exact name of registrant as specified in this charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)

           000-25577                                  77-0412737
     (Commission File Number)         (I.R.S. Employer Identification Number)


         3270 Jay Street, Building 6, Santa Clara, California 95054
           (Address of Principal Executive Offices)     (Zip Code)


                                (408) 554-9552
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On July 9, 1999, Autoweb.com, Inc. ("Autoweb.com"), pursuant to an Asset Purchase Agreement dated as of July 9, 1999, between Autoweb.com and SalesEnhancer.com, LLC, a Georgia limited liability company ("SE"), Solutions Management, Inc., a Georgia corporation and the sole member of SE ("SMI"), Interactive Monitoring Systems, Inc., a Georgia corporation ("IMS") and Jeffrey Bennett, the sole shareholder of SMI and IMS ("Founder" and, collectively with SE, SMI and IMS, the "Seller"), completed the purchase from Seller of technology and other assets related to Seller's Internet-based auto dealer support service product called "SalesEnhancer" for $3,687,501 million in cash and the assumption of Seller's obligations under that certain Lease Agreement between Seller, Thomas Hall Fowler and Wilson, Hall & Neal Real Estate dated July 29, 1997. The purchase price for the assets was determined by extensive negotiations between Autoweb.com and Seller. Autoweb.com used its working capital for the purchase price.

     A copy of the Asset Purchase Agreement is filed as Exhibit 2.01 to this Report and is incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          The Company has submitted a letter to the Securities and Exchange Commission for guidance on the necessity for filing financial statements in connection with the asset acquisition reported herein. If it is determined that financial statements are required to be filed, such statements will be filed by amendment within the time period permitted for such filing as specified in Form 8-K, Item 7(a)(4).

     (b)  Pro Forma Financial Information.

          See response to Item 7(a). If it is determined that financial statements are required to be filed, such statements will be filed by amendment within the time period permitted for such filing as specified in Form 8-K, Item 7(b)(2).

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     (c)  Exhibits.

          The following exhibit is filed herewith:


Exhibit No.                          Description of Exhibit
-----------                          ----------------------

  2.01 Asset Purchase Agreement dated as of July 9, 1999, among Autoweb.com, Inc., Sales Enhancer.com, LLC, a Georgia limited liability company ("SE"), Solutions Management, Inc., a Georgia corporation and the sole member of SE, Interactive Monitoring Systems, Inc., a Georgia corporation and Jeffrey Bennett, the sole shareholder of SMI and IMS*

____________________________________

* Registrant will furnish supplementally a copy of omitted schedules or exhibits to Exhibit 2.01 to the Commission upon request.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  July 23, 1999                   Autoweb.com, Inc.


                                        By:  /s/ Samuel M. Hedgpeth III
                                             --------------------------
                                                 Samuel M. Hedgpeth III
                                                  Chief Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.                           Description of Exhibit
-----------                           ----------------------

  2.01 Asset Purchase Agreement dated as of July 9, 1999, among Autoweb.com, Inc., Sales Enhancer.com, LLC, a Georgia limited liability company ("SE"), Solutions Management, Inc., a Georgia corporation and sole member of SE, Interactive Monitoring Systems, Inc., a Georgia corporation and Jeffrey Bennett, the sole shareholder of SMI and IMS*

______________________________

* Registrant will furnish supplementally a copy of omitted schedules or exhibits to Exhibit 2.01 to the Commission upon request.

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